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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2006

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    001-07731                 22-3285224
         --------                    ---------                 ----------
(State Or Other Jurisdiction        (Commission               (IRS Employer
     Of Incorporation)              File Number)            Identification No.)

             9 Entin Road, Parsippany, New Jersey                 07054
             ------------------------------------                 -----
           (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 13, 2006, Emerson Radio Corp. (the "Company") and Funai Corporation, Inc. ("Funai") entered into an amendment (the "Funai Amendment") to the License Agreement, effective January 1, 2001, between the Company and Funai, as amended (the "License Agreement"), pursuant to which the term of the License Agreement was extended until December 31, 2010. The License Agreement provides that Funai will manufacture, market, sell and distribute specified products bearing the Company logo trademark to customers in U.S. and Canadian markets. Under the terms of the agreement, the Company will receive non-refundable minimum annual royalty payments of $4.3 million each calendar year and a license fee on sales of products subject to the License Agreement in excess of the minimum annual royalties.

         On July 17, 2006, the Company issued a press release announcing the Funai Amendment. A copy of this press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 17, 2006, the Company issued a press release regarding results for the year ended March 31, 2006. A copy of this press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

         The information in this report under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company's results of operations and financial condition as of, and for the year ended March 31, 2006. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.2, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On July 13, 2006, the Board of Directors of the Company appointed John Florian as the Principal Financial Officer and Secretary of the Company.

         Mr. Florian, 49, is presently the Corporate Controller, the Deputy Chief Financial Officer and Principal Accounting Officer of the Company. Mr. Florian has served as the Corporate Controller of Emerson since January 2005, as Deputy Chief Financial Officer since May 2006 and as Principal Accounting Officer since June 2006, and will retain those titles. From 2002 to 2004, Mr. Florian held the position of US Controller at DSM Nutritional Products, Inc., formerly Roche Vitamins Inc. and Hoffmann-LaRoche ("DSM"). From 2000 to 2002, he served as Director of Financial Accounting of DSM and, prior to 2000, Mr. Florian served as a Financial Management Analyst at DSM. Mr. Florian attended William Paterson College where he earned a BA in Accounting and is a member of the New Jersey State Society of Certified Public Accountants (NJSCPA).


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         As previously reported, Mr. Florian was appointed Deputy CFO on an at-will basis, in accordance with the terms set forth in an offer letter to him which he accepted in May 2006. In accordance with the offer letter, Mr. Florian receives an annual salary of $135,000 and other benefits consistent with the Company's standard employee benefit package, including medical and long term disability coverage, participation in the Company's 401K plan, vacation time and company holidays.

Forward Looking Statements
--------------------------

         This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as the Company's expected revenues for the fiscal quarter ending June 30, 2006. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits

              Exhibit 10.1 -    Amendment to License Agreement, dated July 13,
                                2006, between Emerson Radio Corp. and Funai
                                Corporation, Inc.

              Exhibit 99.1 -    Press release, dated July 17, 2006, announcing
                                Amendment to License Agreement, dated July 13,
                                2006, between Emerson Radio Corp. and Funai
                                Corporation, Inc.

              Exhibit 99.2 -    Press release, dated July 17, 2006, regarding
                                results for the year ended March 31, 2006
                                (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EMERSON RADIO CORP.


                                   By: /s/ John J. Raab
                                       -------------------------------
                                       Name:  John J. Raab
                                       Title: Chief Operating Officer and
                                              Senior Executive Vice President

Dated: July 19, 2006